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                                                                      EXHIBIT 24

                         THE ELDER-BEERMAN STORES CORP.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY
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        The undersigned officer and/or director of The Elder-Beerman Stores
Corp., an Ohio corporation (the "Company"), does hereby make, constitute and appoint Scott J. Davido and Steven D. Lipton, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to registration of common stock, without par value, of the Company issuable pursuant to the Company's Equity and Performance Incentive Plan, and any and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 11th day of March, 1998.
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
      /s/ FREDERICK J. MERSHAD
-----------------------------------------------                /s/ JOHN A. MUSKOVICH
         Frederick J. Mershad                           ------------------------------------------------------
Chairman of the Board of Directors and Chief                       John A. Muskovich
         Executive Officer                              President, Chief Operating Officer and Chief Financial
     (Principal Executive Officer)                                  Officer; Director
                                                            (Principal Financial and Officer)
           /s/ STEVEN D. LIPTON
-----------------------------------------------                /s/ THOMAS J. NOONAN, JR.
             Steven D. Lipton                           ------------------------------------------------------
   Senior Vice President, Controller                             Thomas J. Noonan, Jr.
    (Principal Accounting Officer)                                     Director

          /s/ BERNARD OLSOFF                                   /s/ LAURA H. POMERANTZ
-----------------------------------------------         ------------------------------------------------------
             Bernard Olsoff                                       Laura H. Pomerantz
               Director                                              Director

        /s/ STEWART M. KASEN                                   /s/ JOHN J. WIESNER
-----------------------------------------------         ------------------------------------------------------
         Stewart M. Kasen                                         John J. Wiesner
            Director                                                Director

       /s/ STEVEN C. MASON                                    /s/ JACK A. STAPH
-----------------------------------------------         ------------------------------------------------------
        Steven C. Mason                                           Jack A. Staph
            Director                                                Director
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